COMSTOCK PARTNERS FUNDS, INC.

      Supplement dated December 17, 1999 to Prospectus dated August 28, 1999



     On December 14, 1999, the Board of Directors of Comstock Partners Funds, Inc. (the "Company") unanimously approved proposals to engage affiliates of Gabelli Asset Management Inc. as investment adviser and distributor for each of the Funds, subject to shareholder approval at a special meeting of shareholders to be held in 2000.

     The Board's actions follow agreements recently entered into by Comstock Partners, Inc., the Funds' investment adviser, and Charles Minter, the owner of Comstock Partners, with Gabelli Funds, LLC, under which Comstock Partners will sell substantially all of its assets to Gabelli Funds, and Charles Minter and Martin Weiner will be employed by Gabelli Funds and will continue to serve as co-portfolio managers of the Funds. The proposed new investment advisory agreements would provide for a single fee covering investment advisory and administrative services, which would be 0.85% of average daily net assets for the Strategy Fund and 1.00% of average daily net assets for the Capital Value Fund. Gabelli Funds would waive a portion of its management fees for the first two years to maintain expense ratios for the Funds at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by each Fund at the time each new advisory agreement goes into effect.